Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2009		2008		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 15,081	100.0	$ 15,921	100.0	(5.3)
Cost of products sold	4,434	29.4	4,774	30.0	(7.1)
Selling, marketing and administrative expenses	4,767	31.6	5,195	32.6	(8.2)
Research expense	1,617	10.7	1,861	11.7	(13.1)
Interest (income)expense, net	114	0.7	25	0.2
Other (income)expense, net	(96)	(0.6)	(224)	(1.4)
Earnings before provision for taxes on income	4,245	28.2	4,290	26.9	(1.0)
Provision for taxes on income	900	6.0	980	6.1	(8.2)
Net earnings	$ 3,345	22.2	$ 3,310	20.8	1.1

Net earnings per share (Diluted)	$ 1.20		$ 1.17		2.6

Average shares outstanding (Diluted)	2,793.0		2,831.3

Effective tax rate	21.2%		22.8%

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2009		2008			Percent
		Percent			Percent	Increase
	Amount	to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 45,346	100.0	$ 48,565		100.0	(6.6)
Cost of products sold	13,135	29.0	14,139		29.1	(7.1)
Selling, marketing and administrative expenses	14,172	31.3	15,825		32.6	(10.4)
Research expense	4,773	10.5	5,469		11.3	(12.7)
In-process research & development	-	-	40		0.1
Interest (income)expense, net	280	0.6	57		0.1
Other (income)expense, net	(165)	(0.4)	(377)		(0.8)
Earnings before provision for taxes on income	13,151	29.0	13,412		27.6	(1.9)
Provision for taxes on income	3,091	6.8	3,177		6.5	(2.7)
Net earnings	$ 10,060	22.2	$ 10,235		21.1	(1.7)

Net earnings per share (Diluted)	$ 3.61		$ 3.60			0.3

Average shares outstanding (Diluted)	2,787.9		2,847.8

Effective tax rate	23.5%		23.7%

Adjusted earnings before provision for taxes and net earnings (A)
Earnings before provision for taxes
on income	$ 13,151	29.0	$ 13,452	(1)	27.7	(2.2)
Net earnings	$ 10,060	22.2	$ 10,275	(1)	21.2	(2.1)
Net earnings per share (Diluted)	$ 3.61		$ 3.61	(1)		0.0
Effective tax rate	23.5%		23.6%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is IPR&D of $40 million with no tax benefit and $0.01 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets.  Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2009	2008	Total		Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,691	1,769	(4.4	) %	(4.4)	-
International	2,298	2,330	(1.4)		5.2	(6.6)
	3,989	4,099	(2.7)		1.1	(3.8)

Pharmaceutical
U.S.	2,857	3,538	(19.2)		(19.2)	-
International	2,392	2,575	(7.1)		(1.9)	(5.2)
	5,249	6,113	(14.1)		(11.9)	(2.2)

Med Devices & Diagnostics
U.S.	2,766	2,648	4.5		4.5	-
International	3,077	3,061	0.5		3.8	(3.3)
	5,843	5,709	2.3		4.1	(1.8)

U.S.	7,314	7,955	(8.1)		(8.1)	-
International	7,767	7,966	(2.5)		2.4	(4.9)
Worldwide	$15,081	15,921	(5.3	) %	(2.8)	(2.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2009	2008	Total		Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$5,125	5,282	(3.0	) %	(3.0)	-
International	6,429	6,917	(7.1)		4.1	(11.2)
	11,554	12,199	(5.3)		1.0	(6.3)

Pharmaceutical
U.S.	9,703	11,401	(14.9)		(14.9)	-
International	6,824	7,481	(8.8)		1.4	(10.2)
	16,527	18,882	(12.5)		(8.5)	(4.0)

Med Devices & Diagnostics
U.S.	8,194	7,959	3.0		3.0	-
International	9,071	9,525	(4.8)		3.7	(8.5)
	17,265	17,484	(1.3)		3.3	(4.6)

U.S.	23,022	24,642	(6.6)		(6.6)	-
International	22,324	23,923	(6.7)		3.1	(9.8)
Worldwide	$45,346	48,565	(6.6	) %	(1.8)	(4.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2009	2008	Total		Operations	Currency
Sales to customers by
geographic area

U.S.	$7,314	7,955	(8.1	) %	(8.1)	-

Europe	3,879	4,076	(4.8)		2.1	(6.9)
Western Hemisphere excluding U.S.	1,338	1,461	(8.4)		1.5	(9.9)
Asia-Pacific, Africa	2,550	2,429	5.0		3.5	1.5
International	7,767	7,966	(2.5)		2.4	(4.9)

Worldwide	$15,081	15,921	(5.3	) %	(2.8)	(2.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2009	2008	Total		Operations	Currency
Sales to customers by
geographic area

U.S.	$23,022	24,642	(6.6	) %	(6.6)	-

Europe	11,522	12,931	(10.9)		1.2	(12.1)
Western Hemisphere excluding U.S.	3,615	3,986	(9.3)		5.8	(15.1)
Asia-Pacific, Africa	7,187	7,006	2.6		5.1	(2.5)
International	22,324	23,923	(6.7)		3.1	(9.8)

Worldwide	$45,346	48,565	(6.6	) %	(1.8)	(4.8)

	REPORTED SALES vs. PRIOR PERIOD
	$MM

	THIRD QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	370	358	3.4%	3.4%	-
Intl	472	500	(5.6%)	(0.1%)	(5.5%)
WW	842	858	(1.9%)	1.3%	(3.2%)

BABY CARE
US	102	114	(10.5%)	(10.5%)	-
Intl	442	472	(6.4%)	(0.7%)	(5.7%)
WW	544	586	(7.2%)	(2.6%)	(4.6%)

ORAL CARE
US	187	204	(8.3%)	(8.3%)	-
Intl	223	230	(3.0%)	4.8%	(7.8%)
WW	410	434	(5.5%)	(1.4%)	(4.1%)

OTC/NUTRITIONALS
US	732	778	(5.9%)	(5.9%)	-
Intl	666	661	0.8%	8.0%	(7.2%)
WW	1,398	1,439	(2.8%)	0.5%	(3.3%)

WOMEN'S HEALTH
US	142	164	(13.4%)	(13.4%)	-
Intl	360	346	4.0%	11.7%	(7.7%)
WW	502	510	(1.6%)	3.6%	(5.2%)

WOUND CARE / OTHER
US	158	151	4.6%	4.6%	-
Intl	135	121	11.6%	18.0%	(6.4%)
WW	293	272	7.7%	10.5%	(2.8%)

TOTAL CONSUMER
US	1,691	1,769	(4.4%)	(4.4%)	-
Intl	2,298	2,330	(1.4%)	5.2%	(6.6%)
WW	3,989	4,099	(2.7%)	1.1%	(3.8%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
	2009	2008	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	1,204	1,119	7.6%	7.6%	-
Intl	1,313	1,418	(7.4%)	3.0%	(10.4%)
WW	2,517	2,537	(0.8%)	5.0%	(5.8%)

BABY CARE
US	308	340	(9.4%)	(9.4%)	-
Intl	1,233	1,351	(8.7%)	0.7%	(9.4%)
WW	1,541	1,691	(8.9%)	(1.4%)	(7.5%)

ORAL CARE
US	549	588	(6.6%)	(6.6%)	-
Intl	612	640	(4.4%)	8.3%	(12.7%)
WW	1,161	1,228	(5.5%)	1.1%	(6.6%)

OTC/NUTRITIONALS
US	2,137	2,299	(7.0%)	(7.0%)	-
Intl	1,919	2,139	(10.3%)	1.8%	(12.1%)
WW	4,056	4,438	(8.6%)	(2.8%)	(5.8%)

WOMEN'S HEALTH
US	443	470	(5.7%)	(5.7%)	-
Intl	963	1,005	(4.2%)	7.2%	(11.4%)
WW	1,406	1,475	(4.7%)	3.1%	(7.8%)

WOUND CARE / OTHER
US	484	466	3.9%	3.9%	-
Intl	389	364	6.9%	18.8%	(11.9%)
WW	873	830	5.2%	10.5%	(5.3%)

TOTAL CONSUMER
US	5,125	5,282	(3.0%)	(3.0%)	-
Intl	6,429	6,917	(7.1%)	4.1%	(11.2%)
WW	11,554	12,199	(5.3%)	1.0%	(6.3%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

THIRD QUARTER
% Change
	2009	2008	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	131	130	0.8%	0.8%	-
Intl	130	152	(14.5%)	(9.0%)	(5.5%)
WW	261	282	(7.4%)	(4.4%)	(3.0%)

CONCERTA
US	205	190	7.9%	7.9%	-
Intl	79	208	(62.0%)	(59.2%)	(2.8%)
WW	284	398	(28.6%)	(27.2%)	(1.4%)

DURAGESIC/FENTANYL TRANSDERMAL
US	38	54	(29.6%)	(29.6%)	-
Intl	168	205	(18.0%)	(15.2%)	(2.8%)
WW	206	259	(20.5%)	(18.3%)	(2.2%)

LEVAQUIN/FLOXIN
US	294	313	(6.1%)	(6.1%)	-
Intl	17	20	(15.0%)	0.3%	(15.3%)
WW	311	333	(6.6%)	(5.7%)	(0.9%)

PROCRIT/EXPREX
US	299	334	(10.5%)	(10.5%)	-
Intl	243	285	(14.7%)	(9.6%)	(5.1%)
WW	542	619	(12.4%)	(10.0%)	(2.4%)

RAZADYNE/REMINYL
US	1	31	(96.8%)	(96.8%)	-
Intl	96	107	(10.3%)	(3.8%)	(6.5%)
WW	97	138	(29.7%)	(24.7%)	(5.0%)

REMICADE
US	822	778	5.7%	5.7%	-
US Exports (4)	208	198	5.1%	5.1%	-
Intl	6	2	200.0%	198.7%	1.3%
WW	1,036	978	5.9%	5.9%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

THIRD QUARTER
% Change
	2009	2008	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (CONTINUED)
RISPERDAL/RISPERIDONE
US	35	122	(71.3%)	(71.3%)	-
Intl	157	198	(20.7%)	(21.4%)	0.7%
WW	192	320	(40.0%)	(40.4%)	0.4%

RISPERDAL CONSTA
US	129	118	9.3%	9.3%	-
Intl	224	220	1.8%	10.2%	(8.4%)
WW	353	338	4.4%	9.9%	(5.5%)

TOPAMAX
US	72	606	(88.1%)	(88.1%)	-
Intl	103	122	(15.6%)	(7.9%)	(7.7%)
WW	175	728	(76.0%)	(74.7%)	(1.3%)

VELCADE
US	-	1	(100.0%)	(100.0%)	-
Intl	231	189	22.2%	31.1%	(8.9%)
WW	231	190	21.6%	30.5%	(8.9%)

OTHER
US	623	663	(6.0%)	(6.0%)	-
Intl	938	867	8.2%	13.6%	(5.4%)
WW	1,561	1,530	2.0%	5.1%	(3.1%)

TOTAL PHARMACEUTICAL
US	2,857	3,538	(19.2%)	(19.2%)	-
Intl	2,392	2,575	(7.1%)	(1.9%)	(5.2%)
WW	5,249	6,113	(14.1%)	(11.9%)	(2.2%)

MAJOR NEW PHARMACEUTICAL PRODUCTS (5)

PREZISTA
US	78	34	129.4%	129.4%	-
Intl	73	45	62.2%	77.0%	(14.8%)
WW	151	79	91.1%	99.5%	(8.4%)

INVEGA
US	61	73	(16.4%)	(16.4%)	-
Intl	36	16	125.0%	142.5%	(17.5%)
WW	97	89	9.0%	12.3%	(3.3%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
	2009	2008	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	397	399	(0.5%)	(0.5%)	-
Intl	387	485	(20.2%)	(9.3%)	(10.9%)
WW	784	884	(11.3%)	(5.3%)	(6.0%)

CONCERTA
US	707	622	13.7%	13.7%	-
Intl	238	345	(31.0%)	(20.8%)	(10.2%)
WW	945	967	(2.3%)	1.3%	(3.6%)

DURAGESIC/FENTANYL TRANSDERMAL
US	163	199	(18.1%)	(18.1%)	-
Intl	492	565	(12.9%)	(4.3%)	(8.6%)
WW	655	764	(14.3%)	(8.0%)	(6.3%)

LEVAQUIN/FLOXIN
US	1,045	1,117	(6.4%)	(6.4%)	-
Intl	53	63	(15.9%)	1.4%	(17.3%)
WW	1,098	1,180	(6.9%)	(6.0%)	(0.9%)

PROCRIT/EXPREX
US	950	1,014	(6.3%)	(6.3%)	-
Intl	719	886	(18.8%)	(9.0%)	(9.8%)
WW	1,669	1,900	(12.2%)	(7.6%)	(4.6%)

RAZADYNE/REMINYL
US	30	123	(75.6%)	(75.6%)	-
Intl	275	316	(13.0%)	(1.2%)	(11.8%)
WW	305	439	(30.5%)	(22.0%)	(8.5%)

REMICADE
US	2,330	2,138	9.0%	9.0%	-
US Exports (4)	821	718	14.3%	14.3%	-
Intl	15	6	150.0%	145.8%	4.2%
WW	3,166	2,862	10.6%	10.6%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
	2009	2008	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (CONTINUED)

RISPERDAL/RISPERIDONE
US	223	1,196	(81.4%)	(81.4%)	-
Intl	483	645	(25.1%)	(21.3%)	(3.8%)
WW	706	1,841	(61.7%)	(60.4%)	(1.3%)

RISPERDAL CONSTA
US	386	339	13.9%	13.9%	-
Intl	640	651	(1.7%)	12.6%	(14.3%)
WW	1,026	990	3.6%	13.0%	(9.4%)

TOPAMAX
US	642	1,674	(61.6%)	(61.6%)	-
Intl	317	377	(15.9%)	(3.5%)	(12.4%)
WW	959	2,051	(53.2%)	(50.9%)	(2.3%)

VELCADE
US	-	4	(100.0%)	(100.0%)	-
Intl	652	575	13.4%	26.7%	(13.3%)
WW	652	579	12.6%	25.8%	(13.2%)

OTHER
US	2,009	1,858	8.1%	8.1%	-
Intl	2,553	2,567	(0.5%)	9.2%	(9.7%)
WW	4,562	4,425	3.1%	8.8%	(5.7%)

TOTAL PHARMACEUTICAL
US	9,703	11,401	(14.9%)	(14.9%)	-
Intl	6,824	7,481	(8.8%)	1.4%	(10.2%)
WW	16,527	18,882	(12.5%)	(8.5%)	(4.0%)

MAJOR NEW PHARMACEUTICAL PRODUCTS (5)

PREZISTA
US	215	109	97.2%	97.2%	-
Intl	198	132	50.0%	70.0%	(20.0%)
WW	413	241	71.4%	82.3%	(10.9%)

INVEGA
US	194	192	1.0%	1.0%	-
Intl	93	39	138.5%	168.1%	(29.6%)
WW	287	231	24.2%	29.2%	(5.0%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

THIRD QUARTER
% Change
2009	2008	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (6)
US	233	259	(10.0%)	(10.0%)	-
Intl	407	431	(5.6%)	(4.6%)	(1.0%)
WW	640	690	(7.2%)	(6.6%)	(0.6%)

DEPUY
US	740	698	6.0%	6.0%	-
Intl	544	533	2.1%	7.6%	(5.5%)
WW	1,284	1,231	4.3%	6.7%	(2.4%)

DIABETES CARE
US	332	349	(4.9%)	(4.9%)	-
Intl	302	318	(5.0%)	(0.4%)	(4.6%)
WW	634	667	(4.9%)	(2.7%)	(2.2%)

ETHICON
US	439	372	18.0%	18.0%	-
Intl	580	585	(0.9%)	3.8%	(4.7%)
WW	1,019	957	6.5%	9.4%	(2.9%)

ETHICON ENDO-SURGERY
US	499	473	5.5%	5.5%	-
Intl	607	569	6.7%	10.9%	(4.2%)
WW	1,106	1,042	6.1%	8.4%	(2.3%)

ORTHO-CLINICAL DIAGNOSTICS
US	285	261	9.2%	9.2%	-
Intl	216	209	3.3%	7.0%	(3.7%)
WW	501	470	6.6%	8.2%	(1.6%)

VISION CARE
US	238	236	0.8%	0.8%	-
Intl	421	416	1.2%	(0.2%)	1.4%
WW	659	652	1.1%	0.2%	0.9%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,766	2,648	4.5%	4.5%	-
Intl	3,077	3,061	0.5%	3.8%	(3.3%)
WW	5,843	5,709	2.3%	4.1%	(1.8%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
2009	2008	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (6)
US	731	929	(21.3%)	(21.3%)	-
Intl	1,251	1,375	(9.0%)	(3.9%)	(5.1%)
WW	1,982	2,304	(14.0%)	(10.9%)	(3.1%)

DEPUY
US	2,268	2,129	6.5%	6.5%	-
Intl	1,631	1,717	(5.0%)	6.8%	(11.8%)
WW	3,899	3,846	1.4%	6.7%	(5.3%)

DIABETES CARE
US	908	990	(8.3%)	(8.3%)	-
Intl	877	966	(9.2%)	0.2%	(9.4%)
WW	1,785	1,956	(8.7%)	(4.1%)	(4.6%)

ETHICON
US	1,296	1,087	19.2%	19.2%	-
Intl	1,717	1,835	(6.4%)	3.6%	(10.0%)
WW	3,013	2,922	3.1%	9.3%	(6.2%)

ETHICON ENDO-SURGERY
US	1,442	1,386	4.0%	4.0%	-
Intl	1,794	1,783	0.6%	10.6%	(10.0%)
WW	3,236	3,169	2.1%	7.7%	(5.6%)

ORTHO-CLINICAL DIAGNOSTICS
US	846	749	13.0%	13.0%	-
Intl	616	640	(3.8%)	4.8%	(8.6%)
WW	1,462	1,389	5.3%	9.3%	(4.0%)

VISION CARE
US	703	689	2.0%	2.0%	-
Intl	1,185	1,209	(2.0%)	0.3%	(2.3%)
WW	1,888	1,898	(0.5%)	0.9%	(1.4%)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	8,194	7,959	3.0%	3.0%	-
Intl	9,071	9,525	(4.8%)	3.7%	(8.5%)
WW	17,265	17,484	(1.3%)	3.3%	(4.6%)

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Prior year amounts have been reclassified to conform with current presentation
(4) Reported as U.S. sales
(5) Included in Other
(6) Includes sales of Drug-Eluting Stents for Q3 2009 of $53, $158 and $211MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q3 2008 of $97, $192 and $289MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for September YTD 2009 of $189, $507 and $696MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for September YTD 2008 of $433, $650 and $1,083MM Domestic, International and Worldwide respectively